UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 1998

                        BIOENVISION, INC.
     (Exact name of registrant as specified in its charter)


     Delaware                                 113375915
 ---------------                         -------------------
State of Incorporation                   IRS Employer ID No.


City Center Bellevue, Suite 730
500 108th Avenue, Bellevue, WA                  98004
-------------------------------            --------------
Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number     (425) 990-6477

Item 2.  Acquisition or Disposition of Assets

On December 21, 1998, the Company entered into an Acquisition
Agreement with Bioenvision, Inc., to acquire 7,013,897 shares of common stock, $0.01 par value, of Bioenvision, Inc., a company incorporated under the laws of the State of Delaware. Cl

The acquisition was consummated by the execution of an Acquisition Agreement dated December 21, 1998. The shares acquired by the Company represented one hundred (100%) percent of all of Bioenvision's then currently issued and outstanding common stock. The aggregate purchase price paid by the Company for the Bioenvision common shares was 7,013,897 post-reverse split shares of voting common stock of Ascot Group Inc., $0.001 par value. These shares will be issued to the sellers of the Bioenvision shares subsequent to a 15 to 1 reverse split of the voting common stock by the Company of its voting common stock.

There was no material relationship between the Company and Bioenvision prior to the acquisition by the company of the Bioenvision shares. Subsequent to the acquisition of the Bioenvision shares, the Company intends to enter the biotechnology industry.

Bioenvision management will utilize their experience and expertise in that area to assist the Company with such entry. The Company's Chief Executive Officer is Christopher Barry Wood, Chief Operating Officer is Stuart Smith and the Chief Medical Officer is George Margetts. Combined, they have in excess of 50 years experience within the pharmaceutical industry working for companies such as Medeva Plc, Schering and Sterling Winthrop. Bioenvision is an international biopharmaceutical company with a primary focus on the diagnosis and treatment of cancer. Bioenvision's aim is to manage the convergence of groundbreaking science to create strong, commercially successful cancer treatments. Bioenvision currently has 5 platform technologies focused on cancer treatments. The products which Bioenvision seeks to develop will be used to treat a wide range of malignant diseases, from leukemia to breast and prostate cancer. In the next 24 months, Bioenvision plans to launch three important products to fight cancer. The Company's lead product, a drug for the treatment of breast cancer currently has a product license in Europe. Prior to the acquisition of the Bioenvision shares, the Company, Ascot Group, was a developing company seeking to find a merger or business acquisition.

Item 5.   Other Events

Subsequent to the closing of the Acquisition Agreement between Ascot Group and Bioenvision Inc., the Company on January 4, 1999 passed a resolution to change the name of the Company to Bioenvision Inc.

Item 7.   Financial Statements and Exhibits


TO THE BOARD OF DIRECTORS OF BIOENVISION INC:

We have audited the accompanying balance sheet of Bioenvision Inc. (a Delaware Corporation and development stage enterprise) at June 30, 1998 and the related statements of operations, stockholders' equity and cash flows for the year ended June 30, 1998 and for the period November 6, 1996 (date of inception) to June 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with US generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material aspects, the financial position of Bioenvision, Inc., at June 30, 1997 and the results of its operations and its cash flows for the year ended June 30, 1998 and for the period November 6, 1996 (date of inception) to June 30, 1997 in conformity with US generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company (a development stage enterprise) has experienced losses and is not generating cash from operations. These circumstances raise substantial doubt about the Company's ability to continue as a going concern. The Company's plans with respect to these matters, including plans to continue funding its development expenses are described in (note
B). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Grant Thornton
London
United Kingdom
4 March 1999

            BIOENVISION INC. (Formerly Redleaf Holdings Inc.)
                  (A Development Stage Enterprise)
                          BALANCE SHEET
                          JUNE 30, 1998



ASSETS
Current Assets
  Total Current Assets                   $   0
  Other Assets                               0
                                        ----------
  Total Assets                           $   0


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities
 Total Current Liabilities             $     0
 Other Liabilities                           0
                                       -----------
 Total Liabilities                     $     0

 Stockholders' Equity
  Common Stock, $.001 par value,
  Authorized 25,000.000 Shares;
  Issued and Outstanding 5,094,550
  Shares at June 30, 1998                5,095
 Additional Paid in Capital             94,850
 Deficit Accumulated During
  the Development Stage                (99,945)

                                       -----------
 Total Stockholders' Equity            $     0

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)         $     0

The accompanying notes are an integral part of these financial statements
/TABLE

            BIOENVISION INC. (Formerly Redleaf Holdings Inc.)
                  (A Development Stage Enterprise)
                     STATEMENT OF OPERATIONS


                                                November 6, 1996
                                                To June 30, 1997
                                                 And Year Ended
                                                  June 30, 1998
                                                   -------------
TOTAL REVENUES:                                     $      0
                                                     ----------

OPERATING EXPENSES:
Other Start Up Costs                                 (99,945)
                                                     ----------

Operating Loss                                      $(99,945)

Income Taxes                                               0
                                                     ----------

NET LOSS                                            $(99,945)


The accompanying notes are an integral part of these financial statements.

/TABLE

            BIOENVISION INC. (Formerly Redleaf Holdings Inc.)
                  (A Development Stage Enterprise)
                     STATEMENT OF CASH FLOWS
                FOR THE YEAR ENDED JUNE 30, 1998


                                                November 6, 1996
                                                To June 30, 1997
                                                 And Year Ended
                                                  June 30, 1998
                                                   -------------

NET CASH FLOWS FROM
OPERATING ACTIVITIES

Net Loss                                             $(99,945)

Expenses incurred in satisfaction of
   Shares Issued                                       87,945
                                                   -------------
Net Cash provided by
Operating Activities                                  (12,000)
                                                   -------------
Cash flows provided by
Financing Activities:

Proceeds from Issuance of Stock                        15,000
Stock Issuance Costs                                   (3,000)
                                                   -------------

Net Cash provided by
Financing Activities                                   12,000

Net Increase in Cash                                        0

Cash at Beginning of Period                                 0
                                                   -------------

Cash at End of Period                                 $     0

The accompanying notes are an integral part of these financial statements.

/TABLE

            BIOENVISION INC. (Formerly Redleaf Holdings Inc.)
                  (A Development Stage Enterprise)
               STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
                     FOR THE YEAR ENDED JUNE 30, 1998




                                                                                         Total
                                        Common Stock        Additional    Retained    Shareholders'
                                     Shares    Par Value    Paid in Cap    Deficit       Equity
                                   ---------------------------------------------------------------

                   Balance at
                   Inception
                   November 6, 1996           0    $    0      $     0      $    0      $

                   Issuance of
                   Common Stock

                   November 19, 1996
                    (For Services)    5,000,000     5,000       45,000           0       50,000
                   November 20, 1996
                    (For Cash)        1,500,000     1,500       10,500           0       12,000
                                     -----------
                                      6,500,000

                   January 12, 1997
                   5:1 reverse split (5,200,000)   (5,200)       5,200           0            0
                                     -----------
                                      1,300,000

                   January 12, 1997
                    (For Services)    3,500,000     3,500       31,500           0       35,000
                   January 18, 1997
                    (For Services)      294,550       295        2,650           0        2,945

                   Net Loss                   0         0            0     (99,945)     (99,945)
                                   ---------------------------------------------------------------
                   Balance at
                   June 30, 1997 and
                   June 30, 1998      5,094,550     5,095       94,850     (99,945)           0

                   The accompanying notes are an integral part of these financial statements.

                   /TABLE

NOTES TO FINANCIAL STATEMENTS PERIOD ENDED 30 JUNE 1998

NOTE A - Summary of Accounting Principles

The Company is a development stage, biopharmaceutical company primarily engaged in the research and development of products and technologies for the treatment of cancer. The Company plans to acquire development and marketing rights to a portfolio of platform technologies that have been developed in the past, from which products will be derived and additional products may be developed in the future. The Company's primary objective is to continue developing its existing platform technologies and to commercialize products derived from such technologies.

1.   Incorporation and History
     The Company was incorporated on 6 November 1996 as Micar Systems Inc., under the laws of the state of Delaware. On 22 November 1996 the company changed its name to Micar Enterprises Inc. On 16 January 1997 the company changesd its name to Redleaf Holdings Inc. There followed a further change of name to Bioenvision Inc. on 3 July 1998.

2.   Income Taxes
     The liability method is used to account for income taxes. Deferred tax assets and liabilities are determined based on differences between financial reporting and income tax bases of assets and liabilities, as well as net operating loss carry forwards, and are measured using the enacted tax rates and laws that will be in effect when the differences reverse. Deferred tax assets may be reduced by a valuation allowance to reflect the uncertainty associated with their ultimate realization.

3.   Use of Estimates in Financial Statements
     In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE B - Financial Condition and Results of Operations

The Company has incurred losses from operations and is not generating cash from operations. Operations to date have been funded principally by equity capital. The company plans to continue to fund its development expenses through additional capital raising activities, including one or more offerings of equity and/or debt through private placements and/or public offerings. The Company's ability to continue to develop its infrastructure depends on its ability to raise other additional capital. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company is still building its operational infrastructure.
Additional capital raised by the Company, if any, will be used for this purpose and to fund its planned operations.


NOTE C - Related Party Transactions

As at June 30, 1998 financial advisors to the Company held 4,550,500 shares in the Company. The consideration for these was satisfied by financial planning services rendered. These services are reflected in the statement of operations as start-up and organizational costs. They are valued at a share price of $0.01 which reflects the most recent cash transaction for shares.


NOTE D - Income Taxes

The Company has adopted the provisions of Statement of Financial
Accounting Standards No 109. Accordingly, a deferred tax liability or deferred tax asset (benefit) is computed by applying the current statutory tax rates to net taxable or deductible temporary differences between pretax financial and taxable income.

Deferred tax benefits are recorded only to the extent that the amount of net deductible temporary differences or carryforward attributes may be utilized against current period earnings, offset against taxable temporary differences reversing in future periods, or utilized to the extent of management's estimate of future taxable income. Deferred tax liabilities are provided for on differences between amounts reported for financial and tax basis accounting.


NOTE E - Subsequent Event

Subsequent to June 30, 1998 Bioenvision Inc., acquired
Biotechnology and Healthcare Ventures Limited (a company registered in Ireland) on July 3, 1998.

On July 3, 1998 there was a 14:1 reverse split leaving 363,896 shares of the Company's common stock outstanding prior to the consummation of the acquisition. 4,150,000 post-reverse split shares were issued in consideration for 100% of the common stock of Biotechnology and Healthcare Ventures Limited.

On September 8, 1998 100% of the common stock of Eurobiotech
Group Inc. (a Delaware corporation) was acquired. The consideration paid by the Company was an issue of 2,500,000 shares of the Company's common stock.

As at September 8, 1998 the total amount of issued common stock was 7,013,896.

A copy of the Bioenvision and Ascot Group Acquisition Agreement are attached hereto as an Exhibit 10.



SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 11, 1999
Bioenvision, Inc.
(Registrant)

/s/ C.B. WOOD
President